Exhibit (10)G


Base Salaries for Named Executive Officers

On December 22, 2005, the Independent Directors set the 2006 annual base salaries for the following 2006 and 2005 named executive officers of FNB Corporation, effective January 1, 2006.

A comparison of 2006 and 2005 base salaries for named executive officers follows:


Name                   Title                                  Base Salary
                                                            2005       2006

William P. Heath, Jr.  President and Chief Executive      $248,000   $273,000
                       Officer
Daniel A. Becker       Executive Vice President and       $122,720   $151,720
                       Chief Financial Officer
Gregory W. Feldmann    Executive Vice President and       $130,500   $151,500
                       Director of Corporate Banking/
                       Alternate Business Lines
Keith J. Houghton      Executive Vice President and       $119,600   $140,600
                       Chief Risk Officer
Duane E. Mink          Executive Vice President and       $135,000   $140,400
                       General Counsel
D.W. Shilling          Executive Vice President           $130,000   $135,200